UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 15, 2012

GUARDIAN 8 HOLDINGS
 (Exact name of registrant as specified in its charter)

Nevada	333-150954	26-0674103
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15230 N. 75th Street, Suite 1002 Scottsdale, AZ	85260
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (913) 317-8887

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Short Term Notes

On March 6, 2013, the Registrant received (i) $100,000 from its CEO/president, C. Stephen Cochennet, and (ii) $50,000 from a director, James G. Miller, in the forms of unsecured 90-day promissory notes. Each of the notes bears interest at 12% per annum and are payable on June 4, 2013. Copies of the promissory notes are attached hereto as Exhibits 10.1 and 10.2.

The description herein of the promissory notes is qualified in their entirety, and the terms are incorporated herein, by reference to the promissory notes, the forms of which are filed as exhibits hereto.

CEO Employment Agreement

On March 4, 2013, the Registrant entered into an employment agreement with C. Stephen Cochennet, the Registrant’s chief executive officer and president. Mr. Cochennet’s employment agreement was approved by the governance, compensation and nominating committee of the board of directors of the Registrant.

In general, Mr. Cochennet’s employment agreement contains provisions concerning terms of employment, voluntary and involuntary termination, indemnification, severance payments, and other termination benefits, in addition to a non-compete clause and certain other perquisites, such as; long-term disability insurance, director and officer insurance, and a $1,500 per month insurance allowance to offset the cost of privately purchased medical insurance until such time as the Registrant obtains a group medical insurance program.

The original term of Mr. Cochennet’s employment agreement runs from January 1, 2013 until March 31, 2014.

Mr. Cochennet’s employment agreement provides for an initial annual base salary of $250,000, which may be adjusted by the governance, compensation and nominating committee or the board of directors of the Registrant. This base salary shall accrue from January 1, 2013 until the Registrant completes a financing raising a minimum of $2.0 million in gross funds.

In addition, Mr. Cochennet is eligible to receive annual short term incentive bonuses as determined by a review at the discretion of the Registrant’s board of directors or governance, compensation and nominating committee thereof.

Further, the Registrant granted Mr. Cochennet the opportunity to receive 750,000 shares of the Registrant’s common stock under the employment agreement. These shares vest, assuming Mr. Cochennet remains employed by the Registrant, based on the following schedule: 150,000 shares on March 31, 2013; 150,000 shares on June 30, 2013; 150,000 shares on September 30, 2013; 150,000 shares on December 31, 2013; and 150,000 shares on March 31, 2014.

In the event of a termination of employment with the Registrant by the Registrant without “cause” (as defined in the employment agreement), by reason of incapacity, disability or death, Mr. Cochennet, or his estate, would receive: (i) a lump sum payment equal to all earned but unpaid base salary through the date of termination of employment or death; (ii) a lump sum payment equal to a pro rata portion of any bonus or incentive payment to which he would have been entitled had he remained continuously employed for the full fiscal year in which death, disability or termination occurred and continued to perform his duties in the same manner as they were performed immediately prior to the death, disability or termination; (iii) 12-months base salary, payable in accordance with the Registrant’s ordinary payroll practices; and (iv) immediate vesting of all equity awards (including but not limited to stock options and restricted shares).

In the event of a termination of Mr. Cochennet’s employment with the Registrant by reason of change in control (as defined in the employment agreement), Mr. Cochennet, would receive:  (i) a lump sum payment equal to all earned but unpaid base salary through the date of termination of employment; (ii) a lump sum payment equal to a pro rata portion of any bonus or incentive payment to which he would have been entitled had he remained continuously employed for the full fiscal year in which death, disability or termination occurred and continued to perform his duties in the same manner as they were performed immediately prior to the death, disability or termination; (iii) during such unexpired term of the employment agreement, or for 12-months thereafter, whichever is shorter, he shall continue to receive on a semimonthly basis, his base salary then in effect upon the date of such change in control notice; and (iv) and immediate vesting of all equity awards (including but not limited to stock options and restricted shares).

If the event of a termination of Mr. Cochennet’s employment by the Registrant for “cause” (as defined in the employment agreement), Mr. Cochennet would receive all earned but unpaid base salary through the date of termination of employment.

The above description of Mr. Cochennet’s employment agreement is qualified in its entirety by reference to the full text of that agreement, a copy of which is attached hereto as Exhibit 10.3.

Amendment to CFO Agreement

Effective March 4, 2013, the Registrant entered into Amendment No. 1 to the Non-Employee Interim Chief Financial Officer Engagement Agreement with Kathleen Hanrahan.

The amendment extended the term of Ms. Hanrahan’s engagement agreement until March 31, 2014. Further, the engagement agreement provides for compensation to Ms. Hanrahan of 416,250 shares of the Registrant’s common stock, which shall vest and be issued upon the earlier of (i) in quarterly installments as follows: 104,000 shares on June 30, 2013; 104,000 shares on September 30, 2013; 104,000 shares on December 31, 2013; and 104,250 on March 31, 2014, or (ii) when the Company hires a full time replacement chief financial officer. Further, the Registrant shall pay Ms. Hanrahan a base monthly retainer of $3,000.  Such monthly retainer shall accrue from January 1, 2013 until the Registrant completes a financing raising a minimum of $2.0 million in gross funds.

A copy of the amendment to Ms. Hanrahan’s agreement is attached hereto as Exhibit 10.4.

Amendment and Restatement of Hughes Employment Agreement

Effective October 1, 2012, Guardian 8 Corporation (“G8”), the wholly owned operating subsidiary of the Registrant, amended and restated the employment agreement with Paul Hughes to act as G8’s Chief Operating Officer. Mr. Hughes’ amended and restated employment agreement was approved by the board of directors of G8 and the Registrant.

In general, Mr. Hughes’ amended and restated employment agreement contains provisions concerning terms of employment, voluntary and involuntary termination, indemnification, severance payments, and other termination benefits, in addition to a non-compete clause and certain other perquisites, such as; long-term disability insurance, and a $500 per month insurance allowance to offset the cost of privately purchased medical insurance until such time as the Registrant obtains a group medical insurance program.

The term of Mr. Hughes’ amended and restated employment agreement runs from October 1, 2012 until September 30, 2015.

Mr. Hughes’ amended and restated employment agreement provides for an initial annual base salary of $150,000, which may be adjusted by the board of directors of G8.

In addition, Mr. Hughes is eligible to receive annual short term incentive bonuses as determined by a review at the discretion of the G8 board of directors.

Further, the Registrant granted Mr. Hughes the opportunity to receive up to 650,000 shares of the Registrant’s common stock under the amended and restated employment agreement. Up to 100,000 shares shall vest upon successful completion of an equity capital raise netting the Registrant a minimum of $1.8 million dollars. Up to an additional 100,000 shares shall vest upon successful completion of pre-determined objectives detailed by G8’s CEO and/or Board of Directors and in accordance with the amended and restated employment agreement. In addition, up to 150,000 shares shall vest on September 30, 2013 upon successful completion of pre-determined objectives detailed by G8’s CEO and/or Board of Directors and in accordance with the amended and restated employment agreement. Further, up to 150,000 shares shall vest on September 30, 2014 upon successful completion of pre-determined objectives detailed by G8’s CEO and/or Board of Directors and in accordance with the amended and restated employment agreement.  Finally, up to 150,000 shares shall vest on September 30, 2015 upon successful completion of pre-determined objectives detailed by G8’s CEO and/or Board of Directors and in accordance with the amended and restated employment agreement.

In the event of a termination of employment with G8 by G8 without “cause” (as defined in the employment agreement), Mr. Hughes would receive: (i) a lump sum payment equal to all earned but unpaid base salary through the date of termination of employment or death; (ii) a lump sum payment equal to a pro rata portion of any bonus or incentive payment to which he would have been entitled had he remained continuously employed for the full fiscal year in which death, disability or termination occurred and continued to perform his duties in the same manner as they were performed immediately prior to the death, disability or termination; (iii) 12-months base salary, payable in accordance with G8’s ordinary payroll practices; and (iv) immediate vesting of all equity awards (including but not limited to stock options and restricted shares).

In the event of a termination of employment with G8 by G8 by reason of incapacity, disability or death, Mr. Hughes, or his estate, would receive: (i) a lump sum payment equal to all earned but unpaid base salary through the date of termination of employment or death; (ii) a lump sum payment equal to a pro rata portion of any bonus or incentive payment to which he would have been entitled had he remained continuously employed for the full fiscal year in which death, disability or termination occurred and continued to perform his duties in the same manner as they were performed immediately prior to the death, disability or termination; (iii) payment of his base salary equal to one month for each two months Hughes was employed under the terms of the amended and restated employment agreement, with a maximum payment of twelve months of base salary; and (iv) immediate vesting of all equity awards (including but not limited to stock options and restricted shares).

In the event of a termination of Mr. Hughes’ employment with G8 by reason of change in control (as defined in the employment agreement), Mr. Hughes, would receive:  (i) a lump sum payment equal to all earned but unpaid base salary through the date of termination of employment; (ii) a lump sum payment equal to a pro rata portion of any bonus or incentive payment to which he would have been entitled had he remained continuously employed for the full fiscal year in which death, disability or termination occurred and continued to perform his duties in the same manner as they were performed immediately prior to the death, disability or termination; (iii) during such unexpired term of the employment agreement, or for 6-months thereafter, whichever is shorter, he shall continue to receive on a semimonthly basis, his base salary then in effect upon the date of such change in control notice; and (iv) and immediate vesting of all equity awards (including but not limited to stock options and restricted shares).

If the event of a termination of Mr. Hughes’ employment by G8 for “cause” (as defined in the employment agreement), Mr. Hughes would receive all earned but unpaid base salary through the date of termination of employment.

The above description of Mr. Hughes’ amended and restated employment agreement is qualified in its entirety by reference to the full text of that agreement, a copy of which is attached hereto as Exhibit 10.5.

Rojas Employment Agreement

Effective October 1, 2012, G8 entered into an employment agreement with Jose Rojas to act as G8’s Vice President of Customer Services. Mr. Rojas’ employment agreement was approved by the board of directors of G8 and the Registrant.

In general, Mr. Rojas’ employment agreement contains provisions concerning terms of employment, voluntary and involuntary termination, indemnification, severance payments, and other termination benefits, in addition to a non-compete clause and certain other perquisites, such as; long-term disability insurance, director and officer insurance, and a $500 per month insurance allowance to offset the cost of privately purchased medical insurance until such time as the Registrant obtains a group medical insurance program.

The original term of Mr. Rojas’ employment agreement runs from October 1, 2012 until September 30, 2015.

Mr. Rojas’ employment agreement provides for an initial annual base salary of $96,000, which may be adjusted by the board of directors of G8.

In addition, Mr. Rojas is eligible to receive annual short term incentive bonuses as determined by a review at the discretion of the G8 board of directors.

Further, the Registrant granted Mr. Rojas the opportunity to receive up to 288,000 shares of the Registrant’s common stock under the amended and restated employment agreement. Up to 96,000 shares shall vest on September 30, 2013 upon successful completion of pre-determined objectives detailed by G8’s CEO and/or Board of Directors and in accordance with the employment agreement. In addition, up to 96,000 shares shall vest on September 30, 2014 upon successful completion of pre-determined objectives detailed by G8’s CEO and/or Board of Directors and in accordance with the amended and restated employment agreement. Further, up to 96,000 shares shall vest on September 30, 2015 upon successful completion of pre-determined objectives detailed by G8’s CEO and/or Board of Directors and in accordance with the amended and restated employment agreement.

In the event of a termination of employment with G8 by G8 without “cause” (as defined in the employment agreement), Mr. Rojas would receive: (i) a lump sum payment equal to all earned but unpaid base salary through the date of termination of employment or death; (ii) a lump sum payment equal to a pro rata portion of any bonus or incentive payment to which he would have been entitled had he remained continuously employed for the full fiscal year in which death, disability or termination occurred and continued to perform his duties in the same manner as they were performed immediately prior to the death, disability or termination; (iii) 6-months base salary, payable in accordance with the Registrant’s ordinary payroll practices; and (iv) immediate vesting of all equity awards (including but not limited to stock options and restricted shares).

In the event of a termination of employment with G8 by G8 by reason of incapacity, disability or death, Mr. Rojas, or his estate, would receive: (i) a lump sum payment equal to all earned but unpaid base salary through the date of termination of employment or death; (ii) a lump sum payment equal to a pro rata portion of any bonus or incentive payment to which he would have been entitled had he remained continuously employed for the full fiscal year in which death, disability or termination occurred and continued to perform his duties in the same manner as they were performed immediately prior to the death, disability or termination; (iii) payment of his base salary equal to one month for each two months Rojas was employed under the terms of the employment agreement, with a maximum payment of six months of base salary; and (iv) immediate vesting of all equity awards (including but not limited to stock options and restricted shares).

In the event of a termination of Mr. Rojas’ employment with G8 by reason of change in control (as defined in the employment agreement), Mr. Rojas, would receive:  (i) a lump sum payment equal to all earned but unpaid base salary through the date of termination of employment; (ii) a lump sum payment equal to a pro rata portion of any bonus or incentive payment to which he would have been entitled had he remained continuously employed for the full fiscal year in which death, disability or termination occurred and continued to perform his duties in the same manner as they were performed immediately prior to the death, disability or termination; (iii) during such unexpired term of the employment agreement, or for 6-months thereafter, whichever is shorter, he shall continue to receive on a semimonthly basis, his base salary then in effect upon the date of such change in control notice; and (iv) and immediate vesting of all equity awards (including but not limited to stock options and restricted shares).

If the event of a termination of Mr. Rojas’ employment by G8 for “cause” (as defined in the employment agreement), Mr. Rojas would receive all earned but unpaid base salary through the date of termination of employment.

The above description of Mr. Rojas’ employment agreement is qualified in its entirety by reference to the full text of that agreement, a copy of which is attached hereto as Exhibit 10.6.

Silva Employment Agreement

Effective March 11, 2013, G8 entered into an employment agreement with Daniel Silva to act as G8’s Lead Engineer. Mr. Silva’s employment agreement was approved by the board of directors of G8 and the Registrant.

In general, Mr. Silva’s employment agreement contains provisions concerning terms of employment, voluntary and involuntary termination, indemnification, severance payments, and other termination benefits, in addition to a non-compete clause and certain other perquisites, such as; long-term disability insurance, director and officer insurance, and a $500 per month insurance allowance to offset the cost of privately purchased medical insurance until such time as the Registrant obtains a group medical insurance program.

The original term of Mr. Silva’s employment agreement runs from March 11, 2013 until March 30, 2016.

Mr. Silva’s employment agreement provides for an initial annual base salary of $80,000, which may be adjusted by the board of directors of G8.

In addition, Mr. Silva is eligible to receive annual short term incentive bonuses as determined by a review at the discretion of the G8 board of directors.

Further, the Registrant granted Mr. Silva the opportunity to receive up to 240,000 shares of the Registrant’s common stock under the amended and restated employment agreement. Up to 80,000 shares shall vest on March 30, 2014 upon successful completion of pre-determined objectives detailed by G8’s CEO and/or Board of Directors and in accordance with the employment agreement. In addition, up to 80,000 shares shall vest on March 30, 2015 upon successful completion of pre-determined objectives detailed by G8’s CEO and/or Board of Directors and in accordance with the amended and restated employment agreement. Further, up to 80,000 shares shall vest on March 30, 2016 upon successful completion of pre-determined objectives detailed by G8’s CEO and/or Board of Directors and in accordance with the amended and restated employment agreement.

In the event of a termination of employment with G8 by G8 without “cause” (as defined in the employment agreement), Mr. Silva would receive: (i) a lump sum payment equal to all earned but unpaid base salary through the date of termination of employment or death; (ii) a lump sum payment equal to a pro rata portion of any bonus or incentive payment to which he would have been entitled had he remained continuously employed for the full fiscal year in which death, disability or termination occurred and continued to perform his duties in the same manner as they were performed immediately prior to the death, disability or termination; (iii) 6-months base salary, payable in accordance with the Registrant’s ordinary payroll practices; and (iv) immediate vesting of all equity awards (including but not limited to stock options and restricted shares).

In the event of a termination of employment with G8 by G8 by reason of incapacity, disability or death, Mr. Silva, or his estate, would receive: (i) a lump sum payment equal to all earned but unpaid base salary through the date of termination of employment or death; (ii) a lump sum payment equal to a pro rata portion of any bonus or incentive payment to which he would have been entitled had he remained continuously employed for the full fiscal year in which death, disability or termination occurred and continued to perform his duties in the same manner as they were performed immediately prior to the death, disability or termination; (iii) payment of his base salary equal to one month for each two months Silva was employed under the terms of the employment agreement, with a maximum payment of six months of base salary; and (iv) immediate vesting of all equity awards (including but not limited to stock options and restricted shares).

In the event of a termination of Mr. Silva’s employment with G8 by reason of change in control (as defined in the employment agreement), Mr. Silva, would receive:  (i) a lump sum payment equal to all earned but unpaid base salary through the date of termination of employment; (ii) a lump sum payment equal to a pro rata portion of any bonus or incentive payment to which he would have been entitled had he remained continuously employed for the full fiscal year in which death, disability or termination occurred and continued to perform his duties in the same manner as they were performed immediately prior to the death, disability or termination; (iii) during such unexpired term of the employment agreement, or for 6-months thereafter, whichever is shorter, he shall continue to receive on a semimonthly basis, his base salary then in effect upon the date of such change in control notice; and (iv) and immediate vesting of all equity awards (including but not limited to stock options and restricted shares).

If the event of a termination of Mr. Silva’s employment by G8 for “cause” (as defined in the employment agreement), Mr. Silva would receive all earned but unpaid base salary through the date of termination of employment.

The above description of Mr. Silva’s employment agreement is qualified in its entirety by reference to the full text of that agreement, a copy of which is attached hereto as Exhibit 10.7.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See Item 1.01 for disclosure of promissory notes.

Item 3.02 Unregistered Sales of Unregistered Securities

On August 15, 2012, C. Stephen Cochennet, our chief executive officer and chairman, converted a $25,000 promissory note and $1,698.63 of related accrued interest into 133,494 shares of common stock. The Registrant’s board of directors authorized the issuance of the 133,494 shares on March 3, 2013. As of the date of this report the shares had not been issued.

On March 4, 2013, the Registrant sold 10,000 shares of restricted common stock for $4,000 to a consultant for the Registrant. As of the date of this report the shares had not been issued.

All of the above-described issuances were exempt from registration pursuant to Section 4(2) and/or Regulation D of the Securities Act as transactions not involving a public offering. With respect to each transaction listed above, no general solicitation was made by either the Registrant or any person acting on its behalf. All such securities issued pursuant to such exemptions are restricted securities as defined in Rule 144(a)(3) promulgated under the Securities Act, appropriate legends have been placed on the documents evidencing the securities, and may not be offered or sold absent registration or pursuant to an exemption therefrom.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On March 4, 2013, the Registrant entered into an employment agreement with its chief executive officer and an amendment to the agreement with its chief financial officer, which are described in Item 1.01 above.

Item 8.01 Other Events.

On February 12, 2013, our CEO/president, C. Stephen Cochennet, extended the maturity date of a $100,000 term note due and payable on such date until April 12, 2013.

On March 10, 2013, our CEO/president, C. Stephen Cochennet, extended the maturity date of a $50,000 term note due and payable on such date until May 9, 2013.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

10.1	Cochennet Promissory note dated March 6, 2013
10.2	Miller Promissory note dated March 6, 2013
10.3 †	Cochennet Employment Agreement dated March 4, 2013
10.4 †	Hanrahan Amendment No. 1 to Interim CFO Agreement dated March 4, 2013
10.5 †	Hughes Amended and Restated Employment Agreement with Guardian 8 Corporation effective October 1, 2012
10.6 †	Rojas Employment Agreement with Guardian 8 Corporation effective October 1, 2012
10.7 †	Silva Employment Agreement with Guardian 8 Corporation effective March 11, 2013

† Indicates management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Guardian 8 Holdings

By: /s/ C. Stephen Cochennet
      C. Stephen Cochennet, Chief Executive Officer

Date: March 18, 2013